Exhibit 10.40
EXECUTION COPY
FIRST AMENDMENT AGREEMENT
TO
Re:                    Note Purchase Agreement Dated as of July 13, 2006
Dated as of
October 11, 2006
To the holders listed in Schedule A to
this First Amendment Agreement (the “Holders")
Ladies and Gentlemen:
     Reference is made to the Note Purchase Agreement dated as of July 13, 2006 among UTi Worldwide Inc., an international business company incorporated under the laws of the British Virgin Islands with IBC No. 141257 (the “Company”), each of the Subsidiary Guarantors party thereto, and the Purchasers named in Schedule A thereto (the “Existing Note Purchase Agreement”), pursuant to which U.S.$200,000,000 aggregate principal amount of its 6.31% Senior Unsecured Guaranteed Notes due July 13, 2011 (the “Notes”) were issued and are currently outstanding. The Existing Note Purchase Agreement, as amended hereby, is referred to as the “Note Purchase Agreement.”
     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company requests the amendment of a certain provision of the Existing Note Purchase Agreement as hereinafter provided.
     Upon your acceptance hereof in the manner hereinafter provided and upon satisfaction of all conditions to the effectiveness hereof, this First Amendment Agreement shall constitute a contract between us amending the Existing Note Purchase Agreement, as of the Closing Date (hereinafter defined), but only in the respects hereinafter set forth:
SECTION 1. AMENDMENT TO EXISTING NOTE PURCHASE AGREEMENT.
     Section 10.5(d) of the Existing Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows:
(d) any Lien listed in column 7 (Security) of Schedule 5.15 provided that all Liens listed in Part 2 of Schedule 5.15 are released by no later than the date falling 4 months from the date of this Agreement;”

UTi Worldwide Inc.	First Amendment Agreement
SECTION 2. CONDITIONS PRECEDENT.
     This First Amendment Agreement shall not become effective until, and shall become effective on, the business day when each of the following conditions shall have been satisfied (the “Closing Date”):
     (a) The Holders shall have received this First Amendment Agreement, duly executed by each Obligor.
     (b) The Required Holders shall have consented to this First Amendment Agreement as evidenced by its execution hereof.
     (c) The representations and warranties of the Obligors set forth in Section 3 hereof shall be true and correct in all material respects as of the date of the execution and delivery of this First Amendment Agreement.
     (d) Any consents or approvals from any holder or holders of any outstanding security of ay Obligor or any Subsidiary and any amendments of agreements pursuant to which any securities may have been issued which shall be necessary to permit the consummation of the transactions contemplated hereby shall have been obtained and all such consents or amendments shall be reasonably satisfactory in form and substance to the Holders and their special counsel.
     (e) The Obligors shall have paid the fees and disbursements of the Holders special counsel, Chapman and Cutler LLP, incurred in connection with the negotiation, preparation, execution and delivery of this First Amendment Agreement and the transactions contemplated hereby which fees and disbursements are reflected in the statement of such special counsel delivered to the Company at the time of the execution and delivery of this First Amendment Agreement.
     (f) All corporate and other proceedings in connection with the transactions contemplated by this First Amendment Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.
     (g) Each Holder shall have received a fully executed copy of the letter dated October 11, 2006 from ABN Amro Bank N.V. to the Company which amends the Credit Agreement, in a form which is satisfactory in form and substance to the Required Holders (the “October Amendment to Credit Agreement”).
SECTION 3. REPRESENTATIONS AND WARRANTIES.
     Each Obligor, jointly and severally, hereby represents and warrants that as of the date hereof and as of the date of execution and delivery of this First Amendment Agreement:

UTi Worldwide Inc.	First Amendment Agreement
     (a) Each Obligor is duly organized and validly existing under the laws of its jurisdiction of organization.
     (b) This First Amendment Agreement and the transactions contemplated hereby are within the corporate powers of each Obligor, have been duly authorized by all necessary corporate action on the part of each Obligor and this First Amendment Agreement has been duly executed and delivered by each Obligor and constitutes legal, valid and binding obligations of each Obligor enforceable in accordance with its terms.
     (c) Each Obligor represents and warrants that there are no Defaults or Events of Default under the Existing Note Purchase Agreement immediately before giving effect to this First Amendment Agreement nor under the Note Purchase Agreement, immediately after giving effect to this First Amendment Agreement.
     (d) The execution, delivery and performance of this First Amendment Agreement by each Obligor does not and will not result in a violation of or default under (A) the articles of association or bylaws of any Obligor, (B) any material agreement to which any Obligor is a party or by which it is bound or to which any Obligor or any of their properties is subject, (C) any material order, writ, injunction or decree binding on any Obligor, or (D) any statute, regulation, rule or other law applicable to any Obligor in any material respect.
     (e) No authorization, consent, approval, exemption or action by or notice to or filing with any court or administrative or governmental body (other than periodic filings with regulatory authorities, none of which are required to be filed as of the effective date of this First Amendment Agreement and all of which the Company agrees to timely file) is required in connection with the execution and delivery of this First Amendment Agreement or the consummation of the transactions contemplated thereby.
     (f) No Obligor has paid or agreed to pay any fees or other consideration, or given any additional security or collateral, or shortened the maturity or average life of any indebtedness or permanently reduced any borrowing capacity, in each case, in connection with the obtaining of any consents or approvals in connection with the transactions contemplated hereby including, without limitation thereof in connection with the Credit Agreement, other than the payment of legal fees of counsel to the lenders and agents under the October Amendment to Credit Agreement.
     (g) Each Subsidiary of the Company which is a borrower or guarantor under the Credit Agreement as of the date hereof is a Subsidiary Guarantor hereunder.
     (h) All Liens listed under the heading “Indebtedness Secured by a Security to be Released within 3 Months” set forth in Part 2 (Security) of Schedule 5.15 of the Existing Note Purchase Agreement have been released, with the exception of the Liens set forth in Schedule 3(h) attached hereto.

UTi Worldwide Inc.	First Amendment Agreement
SECTION 4. MISCELLANEOUS.
     Section 4.1 Except as amended herein, all terms and provisions of the Existing Note Purchase Agreement, the Notes, the Subsidiary Guarantee Agreement and related agreements and instruments are hereby ratified, confirmed and approved in all respects.
     Section 4.2. Any and all notices, requests, certificates and other instruments, including the Notes, may refer to the “Note Purchase Agreement” without making specific reference to the First Amendment Agreement, but nevertheless all such references shall be deemed to include the First Amendment Agreement unless the context shall otherwise require.
     Section 4.3. This First Amendment Agreement and all covenants herein contained shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereunder.
     Section 4.4 This First Amendment Agreement shall be governed by and construed in accordance with New York law excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.
     Section 4.5. The capitalized terms used in this First Amendment Agreement shall have the respective meanings specified in the Note Purchase Agreement unless otherwise herein defined, or the context hereof shall otherwise require.

UTi Worldwide Inc.	First Amendment Agreement
     The execution hereof by the Holders shall constitute a contract among the Obligors and the Holders for the uses and purposes hereinabove set forth. The First Amendment Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

UTi WORLDWIDE INC.
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

UTi (U.S.) LOGISTICS HOLDINGS INC.
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

UTi (AUST) PTY LIMITED
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

UTi AFRICA SERVICES LIMITED
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

UTi Worldwide Inc.	First Amendment Agreement

UNIGISTIX INC
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

UTi, CANADA, INC.
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

COMMERCE CUSTOMS BROKERS AND FREIGHT FORWARDERS LTD.
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

W. J. BONDY CUSTOMS BROKERS LIMITED
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

AMBASSADOR BROKERAGE LIMITED
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

UTi Worldwide Inc.	First Amendment Agreement

UTi FRANCE S.A.R.I.
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

UTi DEUTSCHLAND GmbH
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

UTi (HK) LTD.
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

UTi NEDERLAND B.V.
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

SERVICIOS LOGISTICOS INTEGRADOS SLI, S.A.
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

UTi Worldwide Inc.	First Amendment Agreement

UNIÓN DE SERVICIOS LOGÍSTICOS INTEGRADOS, S.A.
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

UTi (TAIWAN) LIMITED
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

UTi WORLDWIDE (UK) LIMITED
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

UTi, (U.S.) HOLDINGS, INC.
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

UTi Worldwide Inc.	First Amendment Agreement

UTi, UNITED STATES, INC.
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

UTi, SERVICES, INC.
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

UTi BROKERAGE, INC.
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

UTi LOGISTICS, INC.
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

VANGUARD CARGO SYSTEMS, INC.
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

UTi Worldwide Inc.	First Amendment Agreement

UTi, INTEGRATED LOGISTICS, INC.
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

MARKET INDUSTRIES, LTD.
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

MARKET TRANSPORT, LTD.
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

TRIPLE EXPRESS, INC.
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

IN TRANSIT, INC.
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

UTi Worldwide Inc.	First Amendment Agreement

MARKET LOGISTICS SERVICES, LTD.
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

MARKET LOGISTICS BROKERAGE, LTD.
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

SAMMONS TRANSPORTATION, INC.
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

LAKE STATES TRUCKING, INC.
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

UNITED EXPRESS, LTD.
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

UTi Worldwide Inc.	First Amendment Agreement

AFRICAN INVESTMENTS B.V.
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

UTi ASIA PACIFIC LIMITED
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

GODDARD COMPANY LIMITED
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

UTi INTERNATIONAL, INC.
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

UTi Worldwide Inc.	First Amendment Agreement

UTi (N.A.) HOLDINGS N.V.
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

UTi (NETHERLANDS) HOLDINGS B.V.
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

PYRAMID FREIGHT (PROPRIETARY) LIMITED
By:	/s/ Gerhard Bosua
	Name:	Gerhard Bosua
Its: Authorized Signatory

UTi Worldwide Inc.	First Amendment Agreement
     This foregoing First Amendment Agreement is hereby accepted and agreed to as of the date aforesaid.

PRINCIPAL LIFE INSURANCE COMPANY, ON BEHALF OF ONE OR MORE SEPARATE ACCOUNTS
By:	Principal Global Investors, LLC,
a Delaware limited liability company,
its authorized signatory

By:	/s/ Alan P. Kress
	Name:	Alan P. Kress
	Title:	Counsel

By:	/s/ Christopher J. Henderson
	Name:	Christopher J. Henderson
	Title:	Vice President & Senior Investment Counsel

PRINCIPAL LIFE INSURANCE COMPANY
By:	Principal Global Investors, LLC,
a Delaware limited liability company,
its authorized signatory

By:	/s/ Alan P. Kress
	Name:	Alan P. Kress
	Title:	Counsel

By:	/s/ Christopher J. Henderson
	Name:	Christopher J. Henderson
	Title:	Vice President & Senior Investment Counsel

UTi Worldwide Inc.	First Amendment Agreement

RGA REINSURANCE COMPANY, a Missouri corporation

By:	Principal Global Investors, LLC,
a Delaware limited liability company,
its authorized signatory

By:	/s/ Alan P. Kress
	Name:	Alan P. Kress
	Title:	Counsel

By:	/s/ Christopher J. Henderson
	Name:	Christopher J. Henderson
	Title:	Vice President & Senior Investment Counsel

AVIVA LIFE INSURANCE COMPANY
By:	Principal Global Investors, LLC,
a Delaware limited liability company,
its authorized signatory

By:	/s/ Alan P. Kress
	Name:	Alan P. Kress
	Title:	Counsel

By:	/s/ Christopher J. Henderson
	Name:	Christopher J. Henderson
	Title:	Vice President & Senior Investment Counsel

UTi Worldwide Inc.	First Amendment Agreement

THE BANK OF NEW YORK, as trustee for the Scottish Re (U.S.), Inc. and Security Life of Denver Insurance Company Security Trust by agreement dated

December 31, 2004	By:	Principal Global Investors, LLC,
a Delaware limited liability company,
its authorized signatory

	By:	/s/ Alan P. Kress
		Name:	Alan P. Kress
		Title:	Counsel

	By:	/s/ Christopher J. Henderson
		Name:	Christopher J. Henderson
		Title:	Vice President & Senior Investment Counsel

VANTISLIFE INSURANCE COMPANY, a Connecticut company

	By:	Principal Global Investors, LLC,
a Delaware limited liability company,
its authorized signatory

	By:	/s/ Alan P. Kress
		Name:	Alan P. Kress
		Title:	Counsel

	By:	/s/ Christopher J. Henderson
		Name:	Christopher J. Henderson
		Title:	Vice President & Senior Investment Counsel

UTi Worldwide Inc.	First Amendment Agreement

METROPOLITAN LIFE INSURANCE COMAPNY
By:	/s/ C. Scott Inglis
	Name:	C. Scott Inglis
	Title:	Managing Director

GATEWAY RECOVERY TRUST
By:	Principal Investment Management, Inc., as Asset Manager

By:	/s/ Signature Illegible
Name:
	Title:	Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
By:	Principal Investment Management, Inc., as Asset Manager

By:	/s/ Signature Illegible
Name:
	Title:	Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By:	/s/ Signature Illegible
Name:
	Title:	Vice President

UTi Worldwide Inc.	First Amendment Agreement

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
By:	/s/ Howard Stern
	Name:	Howard Stern
Its Authorized Representative

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
By:	CIGNA Investments, Inc. (authorized agent)

By:	/s/ Leonard Mazlish
	Name:	Leonard Mazlish
	Title:	Managing Director

LIFE INSURANCE COMPANY OF NORTH AMERICA
By:	CIGNA Investments, Inc. (authorized agent)

By:	/s/ Leonard Mazlish
	Name:	Leonard Mazlish
	Title:	Managing Director

GENWORTH LIFE INSURANCE COMPANY
By:	/s/ Stephen R. DeMotto
	Name:	Stephen R. DeMotto
	Title:	Investment Officer

UTi Worldwide Inc.	First Amendment Agreement

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Mark A. Ahmed
	Name:	Mark A. Ahmed
	Title:	Managing Director

IDS LIFE INSURANCE COMPANY
By:	/s/ Thomas W. Murphy
	Name:	Thomas W. Murphey
	Title:	Vice President — Investments

UTi Worldwide Inc.	First Amendment Agreement

NAME OF HOLDER	PRINCIPAL AMOUNT
OF OUTSTANDING NOTES
HELD AS OF OCTOBER 11, 2006
PRINCIPAL LIFE INSURANCE COMPANY, ON BEHALF OF ONE OR MORE SEPARATE ACCOUNTS	U.S. $19,020,000
PRINCIPAL LIFE INSURANCE COMPANY	U.S.$8,100,000
RGA REINSURANCE COMPANY	U.S.$4,000,000
AVIVA LIFE INSURANCE COMPANY	U.S.$3,000,000
AVIVA LIFE INSURANCE COMPANY	U.S.$2,000,000
AVIVA LIFE INSURANCE COMPANY	U.S.$1,000,000
SCOTTISH RE US — SECURITY LIFE OF DENVER	U.S.$1,880,000
VANTISLIFE INSURANCE COMPANY	U.S.$1,000,000
METROPOLITAN LIFE INSURANCE COMPANY	U.S.$37,000,000
GATEWAY RECOVERY TRUST	U.S.$15,000,000
PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY	U.S.$8,650,000
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	U.S.$6,350,000
THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY	U.S.$30,000,000
CONNECTICUT GENERAL LIFE INSURANCE COMPANY	U.S.$7,600,000
CONNECTICUT GENERAL LIFE INSURANCE COMPANY	U.S.$4,400,000

A-1

NAME OF HOLDER	PRINCIPAL AMOUNT
OF OUTSTANDING NOTES
HELD AS OF OCTOBER 11, 2006
CONNECTICUT GENERAL LIFE INSURANCE COMPANY	U.S.$3,700,000
CONNECTICUT GENERAL LIFE INSURANCE COMPANY	U.S.$1,900,000
CONNECTICUT GENERAL LIFE INSURANCE COMPANY	U.S.$1,400,000
CONNECTICUT GENERAL LIFE INSURANCE COMPANY	U.S.$1,000,000
LIFE INSURANCE COMPANY OF NORTH AMERICA	U.S.$10,000,000
GENWORTH LIFE INSURANCE COMPANY	U.S.$11,000,000
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY	U.S.$10,000,000
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY	U.S.$1,000,000
IDS LIFE INSURANCE COMPANY	U.S.$11,000,000

A-2

						Security or		Overdraft
			Overdraft		Performance	guarantee		Facilities
			Facilities	Guarantees	guarantees	supporting the	Local	(Local	Guarantees
Borrower	Country	Lender	(USD equiv)	(USD equiv)	(USD equiv)	facility	Currency	Currency)	Local currency)
UT Worldwide	India	IDBI	5,232,105	97,372		Secured — Accounts	INR	235,000,000	4,373,447
(India) Private						Receivable
Limited
SLI Spain — Logistic	Spain	BANCO SANTANDER	1,260,000			Secured — Accounts	EURO	1,000,000
						Receivable
UTi Logistics AB	Sweden	Foreningssparbanken	662,118	14,839		Mortgage Loan	SEK	4,890,400	109,600
Total:			7,154,223	112,211

SCHEDULE 3(h)
(to First Amendment Agreement)